                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement") is made and entered into as of October __, 2004, by and among NorthStar Realty Finance
Corp., a Maryland corporation (the "Company"), NS Advisors Holdings LLC, a
Delaware limited liability company ("NA Holdings"), NorthStar Partnership, L.P., a Delaware limited partnership ("NPLP") and NorthStar Funding Managing Member
Holdings LLC, a Delaware limited liability company ("NFMM Holdings" and together with NA Holdings and NPLP, the "Investors").

                                    RECITALS

         WHEREAS, NA Holdings will contribute 100% of its assets and related liabilities to NorthStar Realty Finance Limited Partnership, a subsidiary and the operating partnership of the Company (the "Operating Partnership") in exchange for cash and a certain number of OP Units (as defined below) (the "NA
Holdings OP Units") pursuant to the Contribution Agreement, dated as of October
__, 2004, by and among NA Holdings LLC, Presidio Capital Investment Company, LLC
and the Operating Partnership (the "NA Holdings Contribution Agreement");

         WHEREAS, NFMM Holdings will contribute 100% of its assets and the related liabilities to the Operating Partnership in exchange for cash and a certain number of OP Units (the "NFMM Holdings OP Units") pursuant to the
Contribution Agreement, dated as of October __, 2004, by and among NFMM Holdings
LLC, NPLP and the Operating Partnership (the "NFMM Holdings and NPLP
Contribution Agreement" and together with the NA Holdings Contribution
Agreement, the "Contribution Agreements");

         WHEREAS, NPLP will contribute certain of its assets and the related liabilities to the Operating Partnership in exchange for cash and a certain number of OP Units (the "NPLP OP Units" and together with the NA Holdings OP
Units and the NFMM Holdings OP Units, the "Contribution OP Units") pursuant to the NFMM Holdings and NPLP Contribution Agreement; and

         WHEREAS, the Company has agreed to provide the registration rights provided for in this Agreement to the Investors and their respective direct and indirect transferees in order to induce the Investors to enter into the
Contribution Agreements.

                                   WITNESSETH

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       Definitions. As used in this Agreement, the following terms shall have the following meanings:

         Affiliate: When used with reference to a specified person, (i) any person that directly or indirectly controls or is controlled by or is under common control with the

specified person, (ii) any person that is an officer of, partner in or trustee of, or serves in a similar capacity with respect to, the specified person or of which the specified person is an officer, partner or trustee, or with respect to which the specified person serves in a similar capacity, and (iii) any person that, directly or indirectly, is the beneficial owner of 5% or more of any class of equity securities of the specified person or of which the specified person is directly or indirectly the beneficial owner of 5% or more of any class of equity securities.

         Agreement:  As defined in the preamble hereto.

         Company:  As defined in the preamble hereto.

         Company Common Stock: Shares of common stock, par value $0.01 per share, of the Company.

         Contribution Agreements:  As defined in the recitals hereto.

         Contribution OP Units:  As defined in the recitals hereto.

         Electing Holder: A Holder who has included Registrable Shares in the
Shelf Registration Statement pursuant to Section 2(c) hereof.

         Eligibility Date: The date that the Company first becomes eligible to use a registration statement on Form S-3 under the Securities Act pursuant to the rules and regulations of the SEC.

         End of Suspension Notice:  As defined in Section 5(e) hereof.

         Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC pursuant thereto.

         Holder:  A holder of any Registrable Shares.

         Initiating Holders: As defined in Section 3(c) hereof.

         Investors:  As defined in the preamble hereto.

         Majority of Holders: The Holders of a majority of (1) the then outstanding Registrable Shares, plus (2) the then outstanding Contribution OP
Units.

         NA Holdings: As defined in the recitals hereto.

         NA Holdings Contribution Agreement: As defined in the recitals hereto.

         NA Holdings OP Units: As defined in the recitals hereto.

         NASD:  National Association of Securities Dealers, Inc.

         NFMM Holdings: As defined in the recitals hereto.

         NFMM Holdings and NPLP Contribution Agreement: As defined in the recitals hereto.

         NFMM Holdings OP Units: As defined in the recitals hereto.

         NPLP: As defined in the recitals hereto.

         NPLP OP Units: As defined in the recitals hereto.

         OP Units: Common units of partnership interest in the Operating
Partnership.

         Person: An individual, partnership, corporation, trust, unincorporated organization, government or agency or political subdivision thereof, or any other legal entity.

         Piggyback Registration: As defined in Section 3(a) hereto.

         Prospectus: The prospectus included in the Shelf Registration
Statement, including any preliminary prospectus, and all other amendments and supplements to any such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.

         Qualified Public Offering: The sale of any common equity securities of the Company in an underwritten offering registered under the Securities Act in which the gross proceeds to the Company equal, or exceed, $50 million.

         Qualified Secondary Underwritten Offering: As defined in Section 2(d)
hereto.

         Register, Registered, Registration: Such terms shall refer to a registration effected by preparing and filing the Shelf Registration Statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of the Shelf
Registration Statement.

         Registrable Shares: Each share of Company Common Stock that the Company may issue upon redemption of the Contribution OP Units by the Investors or their direct and indirect transferees, from the original issuance of such shares to the earliest to occur of the date upon which such shares are: (i) registered effectively pursuant to the Securities Act and disposed of in accordance with the Shelf Registration Statement or a Piggyback Registration, (ii) distributed to the public pursuant to Rule 144 (or any similar provisions then in effect) or is saleable pursuant to paragraph (k) of Rule 144, (iii) saleable, without restriction, pursuant to an available exemption from registration under the
Securities Act, or (iv) sold to the Company.

         Registration Expenses: All out-of-pocket expenses (excluding Selling
Expenses) incurred by the Company in connection with a registration of any and all Registrable Shares under the Securities Act, including, without limitation, the following: (a) all registration, filing and listing fees; (b) fees and expenses of the Company's compliance with federal and state securities or real estate syndication laws; (c) printing (including,

without limitation, expenses of printing or engraving certificates for the
Registrable Shares in a form eligible for deposit with The Depository Trust
Company and otherwise meeting the requirements of any securities exchange on which they are listed and of printing registration statements and prospectuses), messenger, telephone, shipping and delivery expenses; (d) fees and disbursements of counsel for the Company; (e) fees and disbursements of all independent registered public accountant firms of the Company; (f) Securities Act liability insurance if the Company so desires; (g) fees and expenses of other Persons reasonably necessary in connection with the registration, including any experts, retained by the Company; (h) fees and expenses incurred in connection with the listing of the Registrable Shares on each securities exchange on which securities of the same class are then listed; and (i) fees and expenses associated with any NASD filing required to be made in connection with the Shelf
Registration Statement.

         Required Effectiveness Period: As defined in Section 2(a)(ii) hereof.

         Rule 144: Rule 144 promulgated by the SEC pursuant to the Securities
Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such rule.

         Rule 415: Rule 415 promulgated by the SEC pursuant to the Securities
Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such rule.

         SEC:  The Securities and Exchange Commission.

         Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

         Selling Expenses: All legal expenses, underwriting discounts, selling commissions and stock transfer taxes applicable to any and all sales of
Registrable Shares by the Holders thereof.

         Shelf Registration Statement: A registration statement on Form S-3 or any other appropriate form under Rule 415 of the Securities Act (or any similar rule that may be adopted by the SEC from time to time), providing for the resale of all Registrable Shares which by Electing Holders.

         Suspension Notice: As defined in Section 5(e) hereof.

2.       Required Shelf Registration.

         (a)      Following the Eligibility Date, the Company shall use its
reasonable best efforts to:

                  (i) prepare and file the Shelf Registration Statement with the
         SEC as soon as reasonably practicable but no later than the date that is 60 days after the Eligibility Date; and

                  (ii) maintain the effectiveness of the Shelf Registration
         Statement until the later to occur of: (A) the completion of the distribution of the Registrable Shares covered by the Shelf
         Registration Statement in accordance with the intended methods of distribution by the Holders of the Registrable Shares as set forth in the Shelf Registration Statement, and (B) the date upon which the
         Registrable Shares covered by the Shelf Registration Statement become eligible for resale pursuant to Rule 144 under the Securities Act (the
         "Required Effectiveness Period").

         (b)      The Company shall (i) notify each Holder of the proposed
         filing the Shelf Registration Statement with the SEC at least 30 days prior to the proposed filing date of the Shelf Registration Statement and (ii) afford each Holder with the opportunity to include all or any part of the Registrable Shares then owned by such Holder in the Shelf
         Registration Statement.

         (c)      In order to exercise a Holder's right to include all or any part of the Registrable Shares then owned by them, such Holder shall
         (i) notify the Company of the number of Registrable Shares such Holder wishes to include in the Shelf Registration Statement and complete and sign the selling stockholder questionnaire included in the notice described in Section 2(b) hereof within twenty (20) days after the
         Company gives such notice in accordance with Section 10(a) hereof, and
         (ii) furnish to the Company such information as the Company shall reasonably request, including, but not limited to such Holder's proposed method of distribution of the Registrable Shares, or as may be required to effect the registration of the Registrable Shares. No
         Holder shall be entitled to be named as a selling stockholder in the
         Shelf Registration Statement or use the Prospectus forming a part thereof unless such Holder complies with this Section 2(c).

         (d)      If any Holders propose to distribute their Registrable Shares pursuant to the Shelf Registration Statement in an underwritten offering in which the anticipated aggregate offering price of their
         Registrable Shares is at least $10 million (a "Qualified Secondary
         Underwritten Offering"), the Company agrees to use its reasonable best efforts to effect the registration and the sale of the Registrable
         Shares pursuant to one (1) Qualified Secondary Underwritten Offering,
         and pursuant thereto the Company shall comply with the registration procedures set forth in paragraphs (vi), (vii), (x) and (xii) of
         Section 5(a).

3.       Piggyback Registrations.

         (a)      Right to Piggyback For a period of one (1) year from the date that the Shelf Registration Statement is declared effective by the SEC, if the
Company proposes to register any of its common equity securities under the
Securities Act (other than a registration statement on Form S-8 or on Form S-4 or any similar successor forms thereto), whether for its own account or for the account of one or more stockholders of the Company, and the registration form to be used may be used for any registration of Registrable Shares (a "Piggyback
Registration"), the Company shall give prompt written

notice (in any event within 10 days after its receipt of notice of any exercise of other demand registration rights) to all Holders of its intention to effect such a registration and, subject to Sections 3(b) and 3(c), shall include in such registration all Registrable Shares with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice. The Company may postpone or withdraw the filing or the effectiveness of a Piggyback Registration at any time in its sole discretion.

         (b)      Priority on Primary Registrations. If a Piggyback Registration
is an underwritten primary offering by the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering and/or that the number of Registrable Shares proposed to be included in any such registration would adversely affect the price per share of the Company's equity securities to be sold in such offering, the Company shall include in such registration (i) first, the securities the
Company proposes to register and the Registrable Shares requested to be included therein by the Holders, pro rata between the Company and the Holders on the basis of the number of shares proposed to be registered by the Company and the number of Registrable Shares requested to be included therein by the Holders, and (ii) second, any other securities requested to be included in such registration pro rata among the holders of such securities on the basis of the number of securities requested to be included therein by such holders or as such holders may otherwise agree.

         (c)      Priority on Secondary Registrations. If a Piggyback
Registration is an underwritten secondary offering by a holder or holders of the
Company's securities other than Registrable Shares (the "Initiating Holders"), and the managing underwriters advise the Company and the Initiating Holders in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering and/or that the number of Registrable Shares requested to be included in any such registration would adversely affect the price per share of the Company's equity securities to be sold in such offering, the Company shall include in such registration (i) first, the securities the Initiating Holders propose to register and the Registrable Shares requested to be included therein by the
Holders, pro rata among the Initiating Holders and the Holders on the basis of the number of securities proposed to be registered by such Initiating Holders and the number of Registrable Shares requested to be included by such Holders, and (ii) second, other securities requested to be included therein pro rata among the holders of such securities on the basis of the number of securities requested to be registered by such holders or as such holders may otherwise agree.

         (d)      Selection of Underwriters. If any Piggyback Registration is an
underwritten primary offering, the Company shall have the right to select the managing underwriter or underwriters to administer any such offering.

4.       Holdback Agreement.

         In connection with a Qualified Public Offering, each Holder agrees not to sell or otherwise transfer or dispose of any Registrable Shares (or other securities) of the Company for a period equal to the lesser of one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act or such shorter period as the managing underwriter of the Qualified Public Offering shall agree to, provided that (a) holders of five percent (5%) or more of the outstanding Common Stock of the Company and (b) all executive officers and directors of the Company also enter into similar agreements at the time of the Qualified Public Offering. Such agreement shall be in writing in form satisfactory to the Company and the managing underwriter. The Company may impose stop-transfer instructions with respect to the Registrable Shares (or other securities) subject to the foregoing restriction until the end of said period. The foregoing shall not apply to (i)
the exercise of any warrants or stock options to purchase shares of capital stock of the Company (provided that such limitation does not affect limitations on any actions specified in the first sentence of this Section 4 with respect to the shares issuable upon such exercise), or (ii) transfers to Affiliates where the transferee agrees to be bound by the terms hereof .

5.       Registration Procedures.

                  (a) The Company shall use its reasonable best efforts to
         effect the registration and sale of the Registrable Shares pursuant to
         Section 2 hereof, and pursuant thereto the Company shall:

                  (i) prepare and file with the SEC the Shelf Registration
                  Statement and use its reasonable best efforts to cause such
                  Shelf Registration Statement to become effective within 60 days of the filing thereof;

                  (ii) prepare and file with the SEC such amendments and
                  supplements to the Shelf Registration Statement and the
                  Prospectus used in connection therewith as may be necessary to keep the Shelf Registration Statement effective for the
                  Required Effectiveness Period;

                  (iii) furnish to each Electing Holder of Registrable Shares such number of copies of the Shelf Registration Statement, each amendment and supplement thereto, the Prospectus included in such Shelf Registration Statement (including each
                  preliminary Prospectus) and such other documents as such
                  Electing Holder may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such
                  Electing Holder;

                  (iv) use its reasonable best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as any Electing Holder
                  reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such
                  Electing Holder to consummate the disposition in such
                  jurisdictions of the Registrable Shares owned by such Electing
                  Holder (provided, that the Company will not be required to (1)
                  qualify generally

                  to do business in any jurisdiction where it would not
                  otherwise be required to qualify but for this subparagraph
                  (iv), (2) subject itself to taxation in any such jurisdiction or (3) consent to general service of process in any such
                  jurisdiction);

                  (v) notify each Electing Holder, at any time when a Prospectus relating thereto is required to be delivered under the
                  Securities Act, of the occurrence of any event as a result of which the Prospectus included in the Shelf Registration
                  Statement contains an untrue statement of a material fact or omits any fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, at the
                  request of the Holders of a majority of the Registrable
                  Shares included in the Shelf Registration Statement, the
                  Company shall prepare a supplement or amendment to such
                  Prospectus so that, as thereafter delivered to the
                  purchasers of such Registrable Shares, such Prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                  (vi) in the case of a Qualified Secondary Underwritten
                  Offering, enter into such customary agreements (including
                  underwriting agreements in customary form) and take all such other actions as the Holders of a majority of the Registrable
                  Shares being sold or the underwriters reasonably request in order to expedite or facilitate the disposition of such
                  Registrable Shares (including, without limitation, effecting a stock split or a combination of shares and making members of senior management of the Company available to participate in, and cause them to cooperate with the underwriters in
                  connection with, "road-show" and other customary marketing activities (including one-on-one meetings with prospective purchasers of the Registrable Shares)) and cause to be
                  delivered to the underwriters and such selling Holders
                  opinions of counsel to the Company in customary form, covering such matters as are customarily covered by opinions for an underwritten public offering as the underwriters may request and addressed to the underwriters and such selling Holders;

                  (vii) make available, for inspection by any Electing Holder, any attorney, accountant or other agent retained by any such
                  Electing Holder, and, in the case of a Qualified Secondary
                  Underwritten Offering, any underwriter participating in any disposition pursuant to the Shelf Registration Statement or any attorney, accountant or other agent retained by any such underwriter, all financial and other records, pertinent
                  corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement;

                  (viii) use its reasonable best efforts to cause all such
                  Registrable Shares to be listed on each securities exchange on which securities of the same class issued by the Company are then listed or, if no such similar securities are then listed, on Nasdaq or a national securities exchange selected by the
                  Company;

                  (ix) provide a transfer agent and registrar for all such
                  Registrable Shares not later than the effective date of the
                  Shelf Registration Statement;

                  (x) in the case of a Qualified Secondary Underwritten
                  Offering, if requested, cause to be delivered, immediately prior to the effectiveness of the Shelf Registration Statement and, at the time of delivery of any Registrable Shares sold pursuant thereto, letters from the Company's independent
                  certified registered public accounting firm addressed to each selling Holder (unless such selling Holder does not provide to such accountants the appropriate representation letter
                  required by rules governing the accounting profession) and each underwriter, if any, stating that such firm is an
                  independent registered public accounting firm within the
                  meaning of the Securities Act and the applicable rules and regulations adopted by the SEC thereunder, and otherwise in customary form and covering such financial and accounting
                  matters as are customarily covered by letters of the
                  independent certified public accountants delivered in
                  connection with primary or secondary underwritten public
                  offerings, as the case may be;

                  (xi) make generally available to its stockholders a
                  consolidated earnings statement (which need not be audited)
                  for the 12 months beginning after the effective date of the
                  Shelf Registration Statement as soon as reasonably practicable after the end of such period, which earnings statement shall satisfy the requirements of an earning statement under Section
                  11(a) of the Securities Act; and

                  (xii) promptly notify each Electing Holder and, in the case of a Qualified Secondary Underwritten Offering, the underwriter or underwriters, if any:

                  (1)      when the Shelf Registration Statement, any
                           pre-effective amendment, the Prospectus or any
                           Prospectus supplement or post-effective amendment to
                           the Shelf Registration Statement has been filed and,
                           with respect to the Shelf Registration Statement or
                           any post-effective amendment, when the same has
                           become effective;

                  (2)      of any written request by the SEC for amendments or
                           supplements to the Shelf Registration Statement or
                           Prospectus;

                  (3)      of the notification to the Company by the SEC of its
                           initiation of any proceeding with respect to the
                           issuance by the SEC of any stop

                           order suspending the effectiveness of the Shelf
                           Registration Statement; and

                  (4)      of the receipt by the Company of any notification
                           with respect to the suspension of the qualification
                           of any Registrable Shares for sale under the
                           applicable securities or blue sky laws of any
                           jurisdiction.

              (b) No Shelf Registration Statement (including any amendments or supplements thereto and Prospectuses contained therein) shall contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading
(except, with respect to any Holder, for an untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in reliance on and in conformity with written information furnished to the Company by or on behalf of such Holder specifically for use therein).

              (c) The Company shall make available to each Electing Holder (i)
promptly after the same is prepared and publicly distributed or filed with the
SEC, one copy of each Shelf Registration Statement and any amendment thereto, each preliminary Prospectus and Prospectus and each amendment or supplement thereto (other than any portion thereof which contains information for which the
Company has sought confidential treatment), and (ii) such number of copies of a
Prospectus, including a preliminary Prospectus, and all amendments and supplements thereto, and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such Electing Holder. The Company shall promptly notify each Electing Holder by facsimile of the effectiveness of the Shelf Registration Statement or any post-effective amendment.

              (d) At all times after the Company has filed the Shelf
Registration Statement with the SEC pursuant to the requirements of either the
Securities Act or the Exchange Act, the Company shall file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and take such further action as any Holders may reasonably request, all to the extent required to enable such
Holders to be eligible to sell Registrable Shares pursuant to Rule 144 (or any similar rule then in effect).

              (e) Each Holder of Registrable Shares agrees by having its stock treated as Registrable Shares hereunder that, upon notice by the Company of the happening of any event as a result of which the Prospectus included in the Shelf
Registration Statement contains an untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading (a "Suspension Notice"), such Holder will forthwith discontinue disposition of Registrable Shares for a reasonable length of time not to exceed
30 days until notice by the Company is given that the use of the Prospectus may be resumed (an "End of Suspension Notice") and is furnished with a supplemented or amended Prospectus as contemplated by Section 5(c) hereof, and, if so directed by the Company, such Holder will deliver to the Company (at the
Company's expense) all

                                       10

copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Shares current at the time of receipt of such notice; provided, however, that such postponement of sales of
Registrable Shares by the Holders shall not exceed ninety (90) days in the aggregate in any one year. If the Company shall give any notice to suspend the disposition of Registrable Shares pursuant to a Prospectus, the Company shall extend the period of time during which the Company is required to maintain effectiveness of the Shelf Registration Statement pursuant to Section 2(a)
hereof by the number of days during the period from and including the date of the giving of such notice to and including the date such Holder either is advised by the Company that the use of the Prospectus may be resumed or receives the copies of the supplemented or amended Prospectus contemplated by Section
5(c). In any event, the Company shall not be entitled to deliver more than three
(3) Suspension Notices in any one year.

6.       Expenses.

         As between the Company and the Holders, the Company shall pay all
Registration Expenses in connection with the registration and sale of the
Registrable Shares pursuant to this Agreement. Each of the Holders shall pay the
Selling Expenses and any other expense not specifically allocated to the Company pursuant to this Agreement in connection with the sale or disposition of such
Holder's Registrable Shares pursuant to the Shelf Registration Statement.

7.       Indemnification.

         (a) The Company shall indemnify, to the fullest extent permitted by law, each Holder, its officers, directors and Affiliates and each
         Person who controls such Holder (within the meaning of the Securities
         Act) against all losses, claims, damages, liabilities and expenses arising out of or based upon any untrue or alleged untrue statement of material fact contained in the Shelf Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or any violation or alleged violation by the Company of the Securities
         Act, the Exchange Act or applicable "blue sky" laws, except insofar as the same are made in reliance and in conformity with information relating to such Holder furnished in writing to the Company by such
         Holder expressly for use therein or caused by such Holder's failure to deliver to such Holder's immediate purchaser a copy of the Shelf
         Registration Statement or Prospectus or any amendments or supplements thereto (if the same was required by applicable law to be so delivered).

         (b) In connection with the Shelf Registration Statement in which a
         Holder of Registrable Common Stock is participating, each such Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with such
         Shelf Registration Statement or Prospectus and shall indemnify, to the fullest extent permitted by law, the Company, its officers, directors and Affiliates and each Person who controls the

                                       11

         Company (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses arising out of or based upon any untrue or alleged untrue statement of material fact contained in the Shelf Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, but only to the extent that the same are made in reliance and in conformity with information relating to such Holder furnished in writing to the Company by such
         Holder expressly for use therein or caused by such Holder's failure to deliver to such Holder's immediate purchaser a copy of the Shelf
         Registration Statement or Prospectus or any amendments or supplements thereto (if the same was required by applicable law to be so delivered) after the Company has furnished such Holder with a sufficient number of copies of the same; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders and the liability of each such Holder shall be in proportion to and limited to the net amount received by such Holder from the sale of Registrable Shares pursuant to such Shelf
         Registration Statement.

         (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party there may be one or more legal or equitable defenses available to such indemnified party which are in addition to or may conflict with those available to another indemnified party with respect to such claim. Failure to give prompt written notice shall not release the indemnifying party from its obligations hereunder.

         (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, Affiliate or controlling Person of such indemnified party and shall survive the transfer of securities.

         (e) If the indemnification provided for in or pursuant to this Section
         7 is due in accordance with the terms hereof, but is held by a court to be unavailable or unenforceable in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified Person as a result of such losses, claims, damages,

                                       12

         liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which result in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of the indemnifying party on the one hand and of the indemnified Person on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, and by such party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In no event shall the liability of any selling
         Holder be greater in amount than the amount of net proceeds received by such Holder upon such sale or the amount for which such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 7(a) or 7(b) hereof had been available under the circumstances.

8.       Rule 144.

         The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and it will take such further action as any Holder may reasonably request to make available adequate current public information with respect to the Company meeting the current public information requirements of Rule 144(c) under the Securities Act, to the extent required to enable such Holder to sell Registrable Shares without registration under the
Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii)
any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such information and requirements.

9.       Participation in Underwritten Registrations.

         No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or
Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

10.      Miscellaneous.

         (a)      Notices.

                  All notices, requests, consents and other communications
         required or permitted hereunder shall be in writing and shall be hand delivered or mailed

                                       13

         postage prepaid by registered or certified mail or by facsimile transmission (with immediate telephone confirmation thereafter):

                  (i)      if to the Company:

                           527 Madison Avenue, 16th Floor
                           New York, NY 10022
                           Attention: General Counsel
                           Facsimile No.: (212) 319-4557

                           with a copy to (which shall not constitute notice):

                           Skadden, Arps, Slate, Meagher & Flom LLP
                           Four Times Square
                           New York, New York 10036-6522
                           Attention: David J. Goldschmidt, Esq.
                           Facsimile No.: (212) 735-2000

                  (ii)     if to a Holder who is an Investor, to:

                           c/o NorthStar Capital Investment Corp.
                           527 Madison Avenue, 16th Floor
                           New York, NY 10022
                           Attention: Chief Executive Officer
                           Facsimile No.: (212) 319-xxxx

                           or, if to a Holder who is a direct or indirect
                           transferee of an Investor, to the address of such
                           Holder set forth in the transfer documentation
                           provided to the Company,

                           in each case with copies to (which shall not
                           constitute notice):

                           Skadden, Arps, Slate, Meagher & Flom LLP
                           Four Times Square
                           New York, New York 10036-6522
                           Attention:  David J. Goldschmidt, Esq.
                           Facsimile No.:  (212) 735-2000

         or at such other address as such party each may specify by written notice to the others, and each such notice, request, consent and other communication shall for all purposes of the Agreement be treated as being effective or having been given when delivered personally, upon receipt of facsimile confirmation if transmitted by facsimile, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and postage prepaid as aforesaid.

                                       14

         (b)      No Waivers

                  No failure or delay by any party in exercising any right,
         power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         (c)      Successors and Assigns

                  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, it being understood that subsequent Holders of the Registrable Shares are intended third party beneficiaries hereof.

         (d)      Governing Law

                  The internal laws, and not the laws of conflicts (other than
         Section 5-1401 of the General Obligations Law of the State of New
         York), of New York shall govern the enforceability and validity of this
         Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

         (e)      Jurisdiction

                  Any suit, action or proceeding seeking to enforce any
         provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in any federal or state court located in the County and State of New York, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in
         Section 10(a) hereof shall be deemed effective service of process on such party.

         (f)      Waiver of Jury Trial

                  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND
         ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR
         RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         (g)      Counterparts; Effectiveness

                  This Agreement may be executed in any number of counterparts
         (including by facsimile) and by different parties hereto in separate counterparts,

                                       15

         with the same effect as if all parties had signed the same document.
         All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument. This
         Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

         (h)      Entire Agreement

                  This Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes and replaces all other prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof.

         (i)      Captions

                  The headings and other captions in this Agreement are for
         convenience and reference only and shall not be used in interpreting, construing or enforcing any provision of this Agreement.

         (j)      Severability

                  If any term, provision, covenant or restriction of this
         Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

         (k)      Amendments

                  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the prior written consent of a Majority of Holders;
         provided, however, that without a Holder's written consent no such amendment, modification, supplement or waiver shall affect adversely such Holder's rights hereunder in a discriminatory manner inconsistent with its adverse effects on rights of other Holders hereunder (other than as reflected by the different number of shares held by such
         Holder); provided, further, that the consent or agreement of the
         Company shall be required with regard to any termination, amendment, modification or supplement of, or waivers or consents to departures from, the terms hereof, which affect the Company's obligations hereunder.

                                       16

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

                                  NORTHSTAR REALTY FINANCE CORP.

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  NORTHSTAR PARTNERSHIP, L.P.

                                  By: NORTHSTAR CAPITAL
                                      INVESTMENT CORP.,
                                      its General Partner

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  NS ADVISORS HOLDINGS LLC

                                  By: NS ADVISORS LLC, its General Partner

                                  By: ______________________
                                      Name:
                                      Title:

                                  NORTHSTAR FUNDING MANAGING MEMBER HOLDINGS LLC

                                  By: NORTHSTAR FUNDING MANAGING
                                      MEMBER LLC,
                                      its General Partner

                                  By: ___________________________
                                      Name:
                                      Title:

                                       17